United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds
 (Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880
 (Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880
 (Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2015

WESTPORT INVESTMENTS

Performance Results

THE WESTPORT FUNDS

Average Annual Total Returns* – December 31, 2015

Fund or Index	One Year	Five Years	Ten Years	Since Inception#,i
Westport Select Cap Fund – Class Rii	-10.92%	6.42%	5.78%	9.07%
Russell 2000® Indexiv	-4.41%	9.19%	6.80%	6.83%
Westport Fund – Class Riii	-5.33%	8.90%	8.12%	10.12%
Russell Midcap® Indexiv	-2.44%	11.44%	8.00%	8.80%

As set forth in the Funds’ prospectus dated May 1, 2015, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.40% and 1.23%, respectively at December 31, 2014. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2014, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.12% and 0.13% respectively. Please see the Funds’ Financial Highlights on pages 18 and 20 for the actual Total Fund Operating Expenses paid in fiscal 2015. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class. The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2016.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the Letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

[i]	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii

The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 18.

iii

The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 20.

iv

The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index (an index of the 1,000 largest companies in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market)). The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

[v]

Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges without concentrating 75% of more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

vi

Standard & Poor’s 500® Index (S&P 500) consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock’s weight in the Index proportionate to its market value.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE WESTPORT FUNDS LETTER TO SHAREHOLDERS	January 11, 2016

Dear Fellow Shareholders:

Returns from domestic equity markets from 2012 through 2014 were excellent, above 13% each year as measured by the Standard & Poor’s 500® Index (“S&P 500”), supported by the Federal Reserve’s quantitative easing program,i which ended in the fourth quarter of 2014. The result for 2015 was much different, with a 1.4% return for the S&P 500 (including 2.1% from dividends), and negative returns for indices comprised of smaller capitalization companies. For the most part, it appears investors sought refuge in a limited number of large cap, momentum driven equities that provided perceived safety in a market rife with risks. This is evidenced by the fact that the top 10 S&P 500 stocks by market capitalization were up nearly 26% in 2015 while the remaining issues were down 1.1%.

WESTPORT SELECT CAP FUND

For 2015, the Westport Select Cap Fund’s (“Select Cap Fund”) Class R shares returned -10.92%, trailing the Russell 2000® Index’s return of -4.41%. Since inception 18 years ago, the Select Cap Fund R shares have outperformed the Index by 224 basis pointsii a year, 9.07% to 6.83% respectively, both compounded annually.

2015 marked the second consecutive year of underperformance by small cap stocks. The Select Cap Fund’s 2015 performance was disappointing. Oddly, the Fund’s underperformance was largely attributable to two positions, DeVry Education Group, Inc. and United Rentals, Inc., which cost 339 and 256 basis points, respectively. In 2014, these same two positions were the Select Cap Fund’s second and third best performers, adding significantly to that year’s outperformance. This past year, both companies encountered modest operating shortfalls but major re-rating of their valuations. In United Rentals’ case, exposure to the energy industry led to a 5% reduction in the company’s earnings before interest, taxes, depreciation and amortization (EBITDA)iii estimates; yet this stock fell almost 29%. The stock currently sells at 7.2x estimated 2016 earnings. DeVry Education continues to struggle with enrollment weakness at its core DeVry University operation, but its health care and Brazil units are experiencing good growth. EBITDA estimates have come down 18% but the stock has declined over 46%. The company’s shares sell at 9.2x projected 2016 profits. Both United Rentals and DeVry Education continue to generate significant amounts of free cash flow and both have announced large share buy-backs.

For the most part, gains and losses in the balance of the Select Cap Fund’s positions offset each other. On the negative side, declines in Rogers Corp. (217 basis points) and Checkpoint Systems, Inc. (118 basis points) were the only other positions costing more than 100 basis points. Both companies experienced unexpected operating issues that we believe will be resolved this year.

Making positive contributions were IPG Photonics Corp. (122 basis points), Universal Health Services, Inc., Class B shares (101 basis points) and Willis Group Holdings plc (61 basis points). The first two companies experienced strong operating results while Willis Group Holdings entered into an agreement with Towers Watson & Company for an advantageous merger of equals.

Certainly one of the most noteworthy events of 2015 was the announcement that Precision Castparts Corp., a long held position of the Fund, would be acquired by Warren Buffet’s Berkshire Hathaway, Inc. The purchase price of $235 per share compares to our cost of $9.76 per share. Following the announcement of the deal, we liquidated a major percentage of our position, the gain on which accounted for a significant portion of our year-end capital gain distribution. Also, the Select Cap Fund’s holding in QLogic Corp. was eliminated during the year.

WESTPORT FUND

Westport Fund Class R shares matched the 3.62% return from its benchmark the Russell Midcap® Index in the fourth quarter. In the first half of 2015, returns were modestly ahead of the benchmark return but trailed in the third quarter when investors reacted to China’s weakening currency, raising further questions about its economic growth rate. Westport Fund Class R shares ended 2015 with a deficit of 289 basis points against the Index. The primary components of this deficit were the Fund’s technology and agricultural related portfolio holdings. Since inception 18 years ago, the Westport Fund Class R shares’ average annual return of 10.12% has outperformed the Russell Midcap® Index by 132 basis points per year and the Lipper Multi-Cap Core Index by 403 basis points per year.

Investors in U.S equities during 2015 had little interest in companies requiring operational repair or those with significant overseas subsidiaries that exposed their earnings to currency fluctuations, even if they offered meaningful undervaluation. In this environment, the Technology sector had the worst relative performance for the year with a deficit of 127 basis points. The two holdings with the worst performance were Teradata Corp. (-77 basis points), a provider of data warehousing and analytical tools, and PTC Inc. (-28 basis points), a business software supplier, which has a majority of its revenue outside the United States. The Materials and Processing sector saw a relative contribution of minus 98 basis points, the result of FMC Corp. (-109 basis points), a supplier of agricultural chemicals, experiencing price pressure from a large global grain harvest and margin pressure from its significant operations in South America. Finally, the Health Care sector provided a positive contribution, but its relative performance was a negative 94 basis points. A major negative contributor in this industry sector was Gilead Sciences, Inc. at minus 29 basis points, a result of concerns about its growth capability beyond its core HCV and HIV medicines. Gilead Sciences, Inc. entered the portfolio as a replacement for biopharmaceutical company AbbVie, Inc., offering greater cash flow and less uncertainty about its approved medications and pipeline.

The Energy sector was the Fund’s largest performance detracting industry sector at negative 207 basis points – 54 basis points worse than the contribution of the benchmark’s Energy sector. The price decline of oil is more the result of geopolitics than economics. With current global demand at approximately 95 million barrels per day, current global excess production is about 2 million barrels per day. If the two largest oil producers, Russia and Saudi Arabia, each reduced production by roughly 10% or 1 million barrels per day, oil prices would be substantially higher. With the divergent interests of the countries currently involved in the Middle East, the timing of a return to rational behavior based on economics is not at all clear.

A number of portfolio holdings of the Westport Fund were involved in merger and acquisition activity during 2015. The acquisition of International Rectifier Corp. was completed at the start of 2015. PetSmart, Inc. was acquired by a group of private equity firms approximately two months later. In late summer, Pall Corp. was taken over by Danaher Corp. The merger of Willis Group Holdings plc with Towers Watson & Co. closed shortly after the start of 2016. Finally, the acquisition of Precision Castparts Corp. by Berkshire Hathaway, Inc. is expected to close within a few weeks. These combinations suggest that knowledgeable industry buyers found a number of the Westport Fund’s portfolio holdings attractive from the perspective of valuation, business presence and competitive advantage.

OUTLOOK

In an article that appeared in the December 12, 2015 issue of Barron’s, seven of ten equity strategists forecast the S&P 500 would end 2016 at 2,200 or greater, about 9% above the close on the publication date. This is possible but not likely. First, with the Federal Reserve raising short term interest rates and projecting some pick-up in inflation, an increase in the price earnings ratio (“P/E”)iv would be unusual. Second, if the P/E remains flat, an earnings improvement of 9% is needed for 9% appreciation. At its December 15-16, 2015 meeting, the Federal Open Market Committee projected real Gross Domestic Product growth for the U.S. Economy at 2.4% in 2016. This is unlikely to produce the needed increase in S&P 500 earnings unless the foreign exchange value of the dollar stabilizes at 2015 levels and oil prices rebound from current levels to the average for 2015, bringing the earnings contribution from the Energy sector to S&P 500 earnings in 2016 back to neutral.

Currently one of the biggest unknowns in the global economy is the condition of China’s financial system and the strength of the Chinese economy. Is it growing at the levels implied by official government statistics or is it slowing dramatically under the weight of uneconomic government directed investments? The answer will feed back into the U.S. economy through the exchange value of the dollar and the demand for U.S. exports not only from China but also indirectly from suppliers to China.

Considering these factors, positive returns from U.S. equities in 2016 should not be ruled out, but it will be more challenging than in recent years.

We would like to thank our shareholders for their continued confidence.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

[i]

QE, or Quantitative Easing is an unconventional monetary policy whereby the Federal Reserve expands its balance sheet with the objective of stimulating the economy when standard policy has been ineffective.

ii	Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument
iii

Earnings Before Interest, Taxes, Depreciation and Amortization is an approximate measure of a company’s operating cash flow based on data from the company’s income statement which is calculated by looking at earrings before the deduction of interest expense, taxes, depreciation and amortization.

iv	Price Earnings multiple (P/E) is the price of a stock divided by its earnings per share.

The discussion included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

There are special risks associated with small and mid-capitalization issues such as market illiquidity and greater market volatility than larger capitalizations

Westport Select Cap Fund (WPSRX)

Representation of Portfolio Holdings
December 31, 2015 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	22.7%
Business Products & Services	19.3%
Health Care Products & Services	16.0%
Insurance	13.4%
Industrial Services	12.9%
Consumer Products & Services	9.2%
Banks & Thrifts/Financial Services	1.7%
Security Products & Services	1.5%
Aerospace Products & Services	0.7%
Oil & Gas Producers	0.3%
Cash & Cash Equivalents	2.3%
Total	100.0%

Westport Select Cap Fund (WPSRX)

[i]

The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 18.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS December 31, 2015

COMMON STOCKS — 97.7%	Shares	Market Value
Aerospace Products & Services — 0.7%
Precision Castparts Corp.	6,644	$1,541,475

Banks & Thrifts/Financial Services — 1.7%
Banner Corp.	33,580	1,539,979
Yadkin Financial Corp.	91,026	2,291,124
		3,831,103
Business Products & Services — 19.3%
PTC, Inc.(a)	432,804	14,988,003
Synopsys, Inc.(a)	454,192	20,715,697
Zebra Technologies Corp. - Class A(a)	112,500	7,835,625
		43,539,325
Consumer Products & Services — 9.2%
Belmond Ltd. - Class A(a)	128,182	1,217,729
Big Lots, Inc.	421,617	16,249,119
Express, Inc.(a)	191,217	3,304,230
		20,771,078
Health Care Products & Services — 16.0%
Universal Health Services, Inc. - Class B	301,378	36,011,657

Industrial Services — 12.9%
DeVry Education Group Inc.	403,150	10,203,727
United Rentals, Inc.(a)	260,400	18,889,416
		29,093,143
Industrial Specialty Products — 22.7%
FEI Company	194,371	15,508,862
IPG Photonics Corp.(a)	223,249	19,904,881
Rofin-Sinar Technologies, Inc.(a)	150,553	4,031,809
Rogers Corp.(a)	225,953	11,652,396
		51,097,948
Insurance — 13.4%
Arthur J. Gallagher & Company	41,666	1,705,806
Radian Group, Inc.	657,989	8,810,473
Willis Group Holdings plc	402,498	19,549,328
		30,065,607
Oil & Gas Producers — 0.3%
Stone Energy Corp.(a)	150,000	643,500

Security Products & Services — 1.5%
Checkpoint Systems, Inc.	527,434	3,307,011

TOTAL COMMON STOCKS (Cost $87,549,286)		$219,901,847

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2015

MONEY MARKET — 2.7%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	6,047,619	$6,047,619

TOTAL MONEY MARKET (Cost $6,047,619)		$6,047,619

TOTAL INVESTMENT SECURITIES — 100.4% (Cost $93,596,905)		$225,949,466

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(797,255)

NET ASSETS — 100.0%		$225,152,211

(a)	Non-income producing security.

See accompanying notes to financial statements.

Westport Fund (WPERX)

Representation of Portfolio Holdings

December 31, 2015 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	20.2%
Health Care Products & Services	14.1%
Medical Products & Services	9.3%
Aerospace Products & Services	8.1%
Broadcasting/Cable TV/Advertising	7.7%
Consumer Products & Services	7.6%
Oil & Gas Producers	7.4%
Industrial Specialty Products	6.9%
Banks & Thrifts/Financial Services	6.4%
Chemicals	5.3%
Other Holdings	7.1%
Cash & Cash Equivalents	-0.1%
Total	100.0%

Westport Fund (WPFRX)

[i]

The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For the total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 20.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS December 31, 2015

COMMON STOCKS — 100.1%	Shares	Market Value
Aerospace Products & Services — 8.1%
Precision Castparts Corp.	125,500	$29,117,255
Rockwell Collins, Inc.	100,000	9,230,000
		38,347,255
Banks & Thrifts/Financial Services — 6.4%
MasterCard, Inc. - Class A	307,500	29,938,200

Broadcasting/Cable TV/Advertising — 7.7%
Interpublic Group of Companies, Inc.	910,857	21,204,751
Time Warner, Inc.	230,000	14,874,100
		36,078,851
Business Products & Services — 20.2%
CACI International, Inc.(a)	35,000	3,247,300
Check Point Software Technologies Ltd.(a)	365,000	29,703,700
PTC, Inc.(a)	650,000	22,509,500
Synopsys, Inc.(a)	572,012	26,089,467
Teradata Corp.(a)	265,000	7,001,300
Zebra Technologies Corp. - Class A(a)	95,000	6,616,750
		95,168,017
Chemicals — 5.3%
Agrium, Inc.	70,700	6,316,338
Air Products & Chemicals, Inc.	28,500	3,708,135
FMC Corp.	380,000	14,869,400
		24,893,873
Consumer Products & Services — 7.6%
Bed Bath & Beyond, Inc.(a)	100,000	4,825,000
Mohawk Industries, Inc.(a)	16,000	3,030,240
Ross Stores, Inc.	460,000	24,752,600
SeaWorld Entertainment, Inc.	155,000	3,051,950
		35,659,790
Health Care Products & Services — 14.1%
CVS Health Corp.	192,090	18,780,639
Gilead Sciences, Inc.	95,000	9,613,050
Universal Health Services, Inc. - Class B	320,013	38,238,354
		66,632,043
Industrial Specialty Products — 6.9%
Amphenol Corp.	402,600	21,027,798
FEI Company	145,000	11,569,550
		32,597,348
Insurance — 3.2%
Willis Group Holdings plc	310,000	15,056,700

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2015

COMMON STOCKS — 100.1% (Continued)	Shares	Market Value
Medical Products & Services — 9.3%
Abbott Laboratories	200,000	$8,982,000
Charles River Laboratories International, Inc.(a)	155,000	12,460,450
Varian Medical Systems, Inc.(a)	277,500	22,422,000
		43,864,450
Oil & Gas Producers — 7.4%
Anadarko Petroleum Corp.	200,000	9,716,000
EOG Resources, Inc.	345,000	24,422,550
Stone Energy Corp.(a)	162,541	697,301
		34,835,851
Transportation — 3.9%
FedEx Corp.	122,500	18,251,275

TOTAL COMMON STOCKS (Cost $255,057,629)		$471,323,653

TOTAL INVESTMENT SECURITIES — 100.1% (Cost $255,057,629)		$471,323,653

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(416,509)

NET ASSETS — 100.0%		$470,907,144

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2015

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$93,596,905	$255,057,629
At market value (Note 2)	$225,949,466	$471,323,653
Dividends and interest receivable	7,393	229,368
Receivable for capital shares sold	517,229	31,953
Receivable for securities sold	491,468	1,739,757
Other assets	37,730	52,199
TOTAL ASSETS	227,003,286	473,376,930

LIABILITIES
Due to custodian	—	930,097
Payable for capital shares redeemed	1,359,492	747,443
Payable to Adviser (Note 4)	212,963	372,651
Other accrued expenses and liabilities	278,620	419,595
TOTAL LIABILITIES	1,851,075	2,469,786

NET ASSETS	$225,152,211	$470,907,144

Net assets consist of:
Paid-in capital	$70,364,998	$251,633,846
Accumulated net realized gain from security transactions	22,434,652	3,007,274
Net unrealized appreciation on investments	132,352,561	216,266,024
Net assets	$225,152,211	$470,907,144

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$104,591,024	$356,725,931
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	7,932,547	12,434,689
Net asset value, offering price and redemption price per share (Note 2)	$13.19	$28.69

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$120,561,187	$114,181,213
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	8,375,275	3,943,408
Net asset value, offering price and redemption price per share (Note 2)	$14.39	$28.95

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2015

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,265,640	$5,003,376 (1)
TOTAL INVESTMENT INCOME	2,265,640	5,003,376

EXPENSES
Investment advisory fees (Note 4)	3,113,742	5,180,568
Transfer agent fees, Class R (Note 4)	279,016	537,404
Shareholder servicing fees, Class R (Note 4)	199,555	582,415
Administration and accounting services fees (Note 4)	124,190	229,706
Transfer agent fees, Class I (Note 4)	104,030	88,969
Shareholder reporting costs	44,797	35,689
Registration fees, Class R	31,001	25,945
Trustees' fees and expenses	30,000	30,000
Professional fees	24,500	37,957
Registration fees, Class I	20,933	18,383
Insurance expense	19,406	32,615
Compliance fees and expenses	17,295	19,206
Custodian fees	11,393	21,300
Other expenses	12,824	22,955
TOTAL EXPENSES	4,032,682	6,863,112

NET INVESTMENT LOSS	(1,767,042)	(1,859,736)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from security transactions	66,581,500	62,455,913
Net change in unrealized depreciation on investments	(97,755,188)	(88,059,313)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(31,173,688)	(25,603,400)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(32,940,730)	$(27,463,136)

(1)	Net of foreign taxes withheld of $36,110.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
FROM OPERATIONS:
Net investment loss	$(1,767,042)	$(2,372,251)	$(1,859,736)	$(1,152,346)
Net realized gains from security transactions	66,581,500	75,954,390	62,455,913	27,936,298
Net change in unrealized appreciation/depreciation on investments	(97,755,188)	(46,243,603)	(88,059,313)	26,905,773
Net increase (decrease) in net assets from operations	(32,940,730)	27,338,536	(27,463,136)	53,689,725

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	(20,469,995)	(37,811,457)	(38,724,158)	(19,860,697)
From realized gains, Class I	(22,647,295)	(38,314,730)	(12,529,091)	(5,883,551)
Decrease in net assets from distributions to shareholders	(43,117,290)	(76,126,187)	(51,253,249)	(25,744,248)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	30,190,472	37,653,429	24,718,838	49,516,500
Reinvested Dividends	20,388,271	37,694,326	38,343,439	19,693,292
Payments for shares redeemed	(82,348,900)	(60,406,711)	(143,976,261)	(113,984,290)
Net increase (decrease) in net assets from Class R share transactions	(31,770,157)	14,941,044	(80,913,984)	(44,774,498)

CLASS I
Proceeds from shares sold	29,354,515	25,634,436	9,666,490	26,681,602
Reinvested Dividends	19,238,595	30,474,281	12,462,495	5,843,688
Payments for shares redeemed	(63,004,646)	(108,267,128)	(35,925,947)	(52,588,836)
Net decrease in net assets from Class I share transactions	(14,411,536)	(52,158,411)	(13,796,962)	(20,063,546)

Net decrease in net assets from capital share transactions	(46,181,693)	(37,217,367)	(94,710,946)	(64,838,044)

TOTAL DECREASE IN NET ASSETS	(122,239,713)	(86,005,018)	(173,427,331)	(36,892,567)

NET ASSETS:
Beginning of year	347,391,924	433,396,942	644,334,475	681,227,042
End of year	$225,152,211	$347,391,924	$470,907,144	$644,334,475

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value at beginning of year	$18.31	$21.64	$18.72	$22.61	$24.69

Income (loss) from investment operations:
Net investment loss	(0.13)	(0.14)	(0.09)	(0.11)	(0.22)
Net realized and unrealized gains (losses) on investments	(1.84)	1.85	7.06	1.30	(0.24)
Total from investment operations	(1.97)	1.71	6.97	1.19	(0.46)

Less distributions:
From net realized gains	(3.15)	(5.04)	(4.05)	(5.08)	(1.62)
Total distributions	(3.15)	(5.04)	(4.05)	(5.08)	(1.62)

Net asset value at end of year	$13.19	$18.31	$21.64	$18.72	$22.61

Total Return	(10.92)%	7.67%	37.22%	5.70%	(1.86)%

Net assets at end of year (000's)	$104,591	$172,540	$182,190	$160,831	$197,223

Ratio of total expenses to average net assets	1.43%	1.40%	1.37%	1.36%	1.36%

Ratio of net investment loss to average net assets	(0.71)%	(0.72)%	(0.45)%	(0.50)%	(0.75)%

Portfolio turnover rate	— %*	4%	2%	3%	2%

*	Rounds to less than 0.5%.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value at beginning of year	$19.62	$22.80	$19.54	$23.33	$25.38

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.12)	(0.07)	(0.08)	(0.16)
Net realized and unrealized gains (losses) on investments	(2.00)	1.98	7.38	1.37	(0.27)
Total from investment operations	(2.08)	1.86	7.31	1.29	(0.43)

Less distributions:
From net realized gains	(3.15)	(5.04)	(4.05)	(5.08)	(1.62)
Total distributions	(3.15)	(5.04)	(4.05)	(5.08)	(1.62)

Net asset value at end of year	$14.39	$19.62	$22.80	$19.54	$23.33

Total Return	(10.77)%	7.94%	37.39%	5.95%	(1.69)%

Net assets at end of year (000's)	$120,561	$174,852	$251,207	$273,116	$404,130

Ratio of total expenses to average net assets	1.17%	1.17%	1.21%	1.17%	1.16%

Ratio of net investment (loss) to average net assets	(0.44)%	(0.51)%	(0.29)%	(0.32)%	(0.54)%

Portfolio turnover rate	— %*	4%	2%	3%	2%

*	Rounds to less than 0.5%.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value at beginning of year	$33.91	$32.50	$26.09	$23.26	$23.28

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.07)	(0.03)	0.01	(0.05)
Net realized and unrealized gains (losses) on investments	(1.65)	2.88	7.48	2.84	0.80
Total from investment operations	(1.78)	2.81	7.45	2.85	0.75

Less distributions:
From net investment income	—	—	—	(0.00)*	—
From net realized gains	(3.44)	(1.40)	(1.04)	(0.02)	(0.77)
Total distributions	(3.44)	(1.40)	(1.04)	(0.02)	(0.77)

Net asset value at end of year	$28.69	$33.91	$32.50	$26.09	$23.26

Total Return	(5.33)%	8.62%	28.54%	12.26%	3.24%

Net assets at end of year (000's)	$356,726	$497,182	$520,862	$428,477	$303,709

Ratio of total expenses to average net assets	1.23%	1.23%	1.23%	1.23%	1.25%

Ratio of net investment income (loss) to average net assets	(0.36)%	(0.22)%	(0.11)%	0.01%	(0.21)%

Portfolio turnover rate	3%	3%	12%	1%	9%

*	Amount rounds to less than $0.005.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value at beginning of year	$34.14	$32.65	$26.17	$23.32	$23.29

Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.02)	0.02	0.10	—
Net realized and unrealized gains (losses) on investments	(1.68)	2.91	7.50	2.82	0.80
Total from investment operations	(1.75)	2.89	7.52	2.92	0.80

Less distributions:
From net investment income	—	—	—	(0.05)	—
From net realized gains	(3.44)	(1.40)	(1.04)	(0.02)	(0.77)
Total distributions	(3.44)	(1.40)	(1.04)	(0.07)	(0.77)

Net asset value at end of year	$28.95	$34.14	$32.65	$26.17	$23.32

Total Return	(5.21)%	8.82%	28.72%	12.52%	3.45%

Net assets at end of year (000's)	$114,181	$147,153	$160,365	$157,847	$118,496

Ratio of total expenses to average net assets	1.07%	1.06%	1.05%	1.01%	1.03%

Ratio of net investment income (loss) to average net assets	(0.20)%	(0.04)%	0.07%	0.23%	0.02%

Portfolio turnover rate	3%	3%	12%	1%	9%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Westport Select Cap Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of companies with market capitalizations at the time of initial purchase within the range of those in the Russell 2000® Index. The market capitalization range of the Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund will invest will also change. As of December 31, 2015, the market capitalization range of the Index was approximately $15 million to $6.42 billion. If the market capitalization of a small cap company exceeds that of the largest capitalization company in the Russell 2000® Index, and the Adviser determines that the company continues to present a significant investment opportunity, the Fund may add to an existing position in that company’s securities by purchasing additional shares as long as the company’s market capitalization does not exceed 2.5 times that of the largest capitalization company in the Russell 2000® Index. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Short-term securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Funds did not hold any Level 2 or Level 3 securities during the year ended December 31, 2015. There were no transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$219,901,847	$—	$—	$219,901,847
Money Market	6,047,619	—	—	6,047,619
Total	$225,949,466	$—	$—	$225,949,466

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$471,323,653	$—	$—	$471,323,653
Total	$471,323,653	$—	$—	$471,323,653

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Distributions to shareholders – Dividends to shareholders from net investment income, if any, are paid annually. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Other – Security transactions are accounted for based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Securities sold are determined on a specific identification basis.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned in the current year) and 98.2% of its net realized capital gain (earned in the twelve months ended October 31) plus undistributed amounts earned in the prior year.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2015), or expected to be taken in the Funds’ 2015 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits with change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2015 and December 31, 2014 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
From ordinary income	$—	$—	$—	$—
From long-term capital gain	53,819,839	87,657,383	59,448,639	27,896,625
	$53,819,839	$87,657,383	$59,448,639	$27,896,625

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

At December 31, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$136,493,108	$226,065,848
Gross unrealized depreciation	(4,140,547)	(9,799,824)
Net unrealized appreciation/(depreciation)	$132,352,561	$216,266,024
Undistributed net investment income (loss)	—	—
Accumulated net realized gain (loss) from securitytransactions	22,434,652	3,007,274
Total accumulated earnings	$154,787,213	$219,273,298
Federal income tax cost*

*

The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2015, are primarily the result of differences in the tax treatment of net investment losses and equalization.

	Accumulated Net Investment Income/(Loss)	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$1,767,042	$8,935,507	$(10,702,549)
Westport Fund	$1,859,736	$6,335,654	$(8,195,390)

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,388,571 and $96,513,039, respectively, for the Westport Select Cap Fund, and $14,953,465 and $150,739,901, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest, and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2016. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the year ended December 31, 2015.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions, and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2015, shareholder servicing fees of $199,555 and $582,415 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2015, transfer agent servicing fees of $225,899 and $478,835 were paid by Class R shares of

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $54,854 and $70,251 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2015.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, LLC, (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the year ended December 31, 2015. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
CLASS R
Shares sold	1,689,502	1,708,147	728,112	1,497,835
Shares reinvested	1,532,953	2,039,736	1,326,304	575,827
Shares redeemed	(4,713,247)	(2,743,277)	(4,280,134)	(3,441,351)
Net increase (decrease) in shares outstanding	(1,490,792)	1,004,606	(2,225,718)	(1,367,689)
Shares outstanding, beginning of year	9,423,339	8,418,733	14,660,407	16,028,096
Shares outstanding, end of year	7,932,547	9,423,339	12,434,689	14,660,407
CLASS I
Shares sold	1,559,215	1,106,779	283,550	810,375
Shares reinvested	1,324,972	1,539,105	427,090	169,727
Shares redeemed	(3,422,214)	(4,749,674)	(1,077,434)	(1,581,757)
Net increase (decrease) in shares outstanding	(538,027)	(2,103,790)	(366,794)	(601,655)
Shares outstanding, beginning of year	8,913,302	11,017,092	4,310,202	4,911,857
Shares outstanding, end of year	8,375,275	8,913,302	3,943,408	4,310,202

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Recent Developments and Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

THE WESTPORT FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Westport Funds
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Cap Fund and Westport Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 22, 2016

THE WESTPORT FUNDS
OTHER ITEMS
December 31, 2015 (Unaudited)

Long-term Capital Gain

The Westport Select Cap Fund and Westport Fund designate $53,819,839 and $59,448,639, respectively as long-term capital gain distributions paid during the calendar year ended December 31, 2015.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter and at such other times as management may determine in its discretion. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2015 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On September 18, 2015, the Board of Trustees of The Westport Funds (the “Trust”), including the Trustees who are not parties to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Westport Advisers, LLC (the “Adviser”), the investment adviser of each series of the Trust (each, a “Fund”), or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of either such party (the “Independent Trustees”), considered and approved the renewal of the Advisory Agreement for an additional term of one year. Prior to the meeting, the Trustees: (i) reviewed materials provided by the Adviser in response to a letter submitted by Trust counsel requesting that the Adviser provide certain information to the Trustees and (ii) received guidance regarding their fiduciary duties, in each case in connection with considering the renewal of the Advisory Agreement. The Trustees also review and assess the quality of the services that the Funds receive throughout the year, and kept the information that they have learned from such ongoing oversight in mind in their deliberations.

THE WESTPORT FUNDS
OTHER ITEMS (Continued)
December 31, 2015 (Unaudited)

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees and the Board of Trustees as a whole reached the conclusions set forth below, based on the considerations indicated, among others:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees determined that they were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees: (i) considered that the Adviser furnishes a continuous investment program for the Funds, provides investment research and advice to the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus, and (ii) noted the experience of the Adviser’s personnel and the level of knowledge that they demonstrate with respect to the Funds and the market. The Trustees also considered that the Adviser maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board, and the Adviser’s culture of ethics and compliance.

Performance. The Trustees determined that the Funds’ long-term performance has been satisfactory on a relative and objective basis, particularly when viewed on a risk-adjusted basis. In reaching this conclusion, the Trustees considered performance information prepared for the Trustees by Lipper, Inc. (“Lipper”) comparing, among other things, the performance of the Funds over varying time periods ending as of June 30, 2015 to the performance of (i) appropriate indices, (ii) a group comprised of a small number of directly comparable mutual funds selected by Lipper for performance comparison purposes; and (iii) a broader universe of generally comparable mutual funds selected by Lipper for performance comparison purposes. The Trustees noted the Funds’ generally strong performance relative to both the indices and the group and universe of mutual funds selected by Lipper, particularly over longer time periods, and the explanations provided by the Adviser for cases where performance had not been as strong. The Trustees also noted that, over the course of the year, they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the Adviser’s attention to, and communication with the Trustees regarding, the Funds’ performance.

Costs and Profitability. The Trustees concluded that the levels of the costs of the services provided to the Funds by the Adviser and such profits as the Adviser realizes with respect to its relationship with the Funds were acceptable in light of the service provided by the Adviser and the performance the Adviser has been able to produce for the Funds. In reaching this conclusion, the Trustees considered:

●

data compiled by Lipper indicating that the Funds by many comparisons had higher, but not significantly higher, advisory fees and operating expenses than the median and average of (i) a group comprised of a small number of directly comparable mutual funds and (ii) a broader universe of generally comparable mutual funds, in each case selected by Lipper for cost comparison purposes;

THE WESTPORT FUNDS
OTHER ITEMS (Continued)
December 31, 2015 (Unaudited)

●	supplemental data showing that the Funds’ total expense ratios compared favorably to the average total expense ratios of Morningstar categories that were similar to the Funds’ investment categories;

●

that (i) while the Adviser’s only clients are the Funds, the Adviser’s investment adviser affiliate receives advisory fees from its institutional separately managed account clients who have become clients in recent years that are typically equivalent to or higher than the investment advisory fees paid by the Funds, for managing those clients’ assets using substantially the same investment strategy as used for the Funds; and (ii) the institutional clients of the Adviser’s affiliate typically require less non-investment service than the Funds; and

●

the willingness of the Adviser to provide information about its costs and, if deemed necessary by the Trustees, profitability in providing its services to the Funds, the fact that the portfolio managers for the Funds also own the Adviser, and the high level of service provided to and generally strong performance produced by the Adviser with respect to the Funds.

The Trustees also considered that the principals of the Adviser’s investment advisory affiliate benefit from being able to introduce potential clients that do not satisfy the affiliate’s account minimum to the Funds, and from the Funds’ existing soft dollars arrangements.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. In reaching this determination, the Trustees considered that the ability of the Funds to experience significant economies of scale was limited, given the nature of the Funds’ investment strategies and focus on investing in companies with smaller capitalizations, and the Adviser’s representation that, as a practical matter, the Funds would need to be closed to new investors before they grew to a level at which significant potential economies of scale could be achieved. The Trustees also considered that an expense limitation agreement is in place for both Funds, but that since 2005, the Funds’ expenses have been at levels that did not require the Adviser to waive fees or reimburse expenses.

After deliberating on the factors set forth above, among others, and based on its evaluation of the information provided to it, the Board and the Independent Trustees found that the fees paid by the Funds to the Adviser under the Advisory Agreement are fair and reasonable. The Board and the Independent Trustees also concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreement with respect to each Fund.

THE WESTPORT FUNDS
SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 through December 31, 2015).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE WESTPORT FUNDS
SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)
(Continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Six Months Ended December 31, 2015*	Net Expense Ratio Annualized December 31, 2015	Total Return Ended Six Months December 31, 2015
Westport Select Cap Fund
Class R	Actual	$1,000.00	$875.50	$6.97	1.47%	-12.45%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,017.57	$7.50	1.47%	1.76%
Class I	Actual	$1,000.00	$876.30	$5.76	1.22%	-12.37%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,018.86	$6.19	1.22%	1.89%
Westport Fund
Class R	Actual	$1,000.00	$920.90	$6.03	1.25%	-7.91%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.72	$6.33	1.25%	1.87%
Class I	Actual	$1,000.00	$921.20	$5.24	1.08%	-7.88%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.51	1.08%	1.95%

*

Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365) to reflect the one-half year period.

THE WESTPORT FUNDS MANAGEMENT OF THE TRUST (Unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
DISINTERESTED TRUSTEES:
Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 78	Trustee, November 14, 1997 – present	Retired	2	none
Donel Bruce Smith 253 Riverside Avenue Westport, CT 06880 Age 77	Trustee, November 14, 1997 – present	Retired	2	none
Edward K. Mettelman 253 Riverside Avenue Westport, CT 06880 Age 61	Trustee, January 1, 2008 – present	Managing Director, Investment Strategies Fund LP (September 2009-present); Retired prior to September 2009.	2	Director, Ganeden Biotech, Inc.
INTERESTED TRUSTEE*:
Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 69	Trustee, November 14, 1997 – present and President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

THE WESTPORT FUNDS MANAGEMENT OF THE TRUST (Unaudited) (Continued)

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships
OFFICERS OF THE TRUST:
Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 77	Executive Vice President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a
Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 65	Vice President, October 7, 1999 – present, and Treasurer, March 8, 2002 – present, Secretary, September 1, 2013 – present	Analyst and Chief Compliance Officer, Westport Advisers, LLC; Analyst and Chief Compliance Officer, Westport Asset Management, Inc.	n/a	n/a
Mario A. Loya 253 Riverside Avenue Westport, CT 06880 Age 45	Vice President, September 11, 2009 – present	Analyst and Director of Marketing, Westport Advisers, LLC; Analyst, Westport Asset Management, Inc.	n/a	n/a
Salvatore Faia 253 Riverside Avenue Westport, CT 06880 Age 53	Chief Compliance Officer, January 1, 2010 – present	President, Vigilant Compliance Services	n/a	n/a

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

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The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

Distributor
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2015	December 31, 2014
$37,000	$36,000

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)	Audit-Related Fees

December 31, 2015	December 31, 2014
$2,300	$2,200

Such fees represent the fees billed for the fiscal years ended December 31, 2015 and December 31, 2014 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2015 and June 30, 2014, respectively.
(c)	Tax Fees

December 31, 2015	December 31, 2014
$6,400	$6,200

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)	All Other Fees

December 31, 2015	December 31, 2014
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2015 and December 31, 2014.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

 as adopted by the

 AUDIT COMMITTEE
 of
 THE WESTPORT FUNDS ("Trust")

 (Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.	The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.	The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.	The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.	The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.	Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.	The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.	The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.	The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.	Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

 In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated  budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.	The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.	A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted: December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.	Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.	Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)	For other purposes, the definition of "audit services" may differ.

APPENDIX B

 PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.	Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.	Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

o	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

o	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

o	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

o	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

o	Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment
Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

o	searching for or seeking out prospective candidates for managerial, executive, or director positions;

o	engaging in psychological testing, or other formal testing or evaluation programs;

o	undertaking reference checks of prospective candidates for an executive or director position;

o	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

o	recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

o	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

o	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

o	executing a transaction to buy or sell an audit client's investment; or

o	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

 APPENDIX C

 NON-AUDIT SERVICES
For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor)

o	Audit of an employee benefit plan.

o	Due diligence procedures related to mergers and acquisitions.

o	Review of internal controls.

o	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

o	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

o	Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

o	Other non-audit services not listed above.

(2)	0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014 were $6,400 and $6,200, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 and December 31, 2014.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2015 or December 31, 2014.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2012.

(2) Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end management investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date: March 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date: March 1, 2016

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date: March 1, 2016